Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events:

(a)	Quarterly Series A Preferred unit cash distribution: On January 20, 2022, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from November 12, 2021 to February 11, 2022. The cash distribution was paid on February 14, 2022, to all Series A preferred unitholders of record as of February 7, 2022.

(b)	Quarterly Series B Preferred unit cash distribution: On January 31, 2022, the Partnership’s Board of Directors declared a cash distribution of $0.546875 per unit on its Series B Preferred Units for the period from November 22, 2021 to February 21, 2022. The cash distribution was paid on February 22, 2022, to all Series B preferred unitholders of record as of February 14, 2022.

(c)	Quarterly Series A Preferred unit cash distribution: On April 20, 2022, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from February 12, 2022 to May 11, 2022. The cash distribution is payable on May 12, 2022, to all Series A preferred unitholders of record as of May 5, 2022.

(d)	Quarterly Series B Preferred unit cash distribution: On April 29, 2022, the Partnership’s Board of Directors declared a cash distribution of $0.546875 per unit on its Series B Preferred Units for the period from February 22, 2022 to May 21, 2022. The cash distribution is payable on May 23, 2022, to all Series B preferred unitholders of record as of May 16, 2022.

(e)	Sanctions against Russia:

i.	The Partnership earned in 2021, 84% of its revenues from Charterers which are trading primarily from Russian LNG ports and to the best of the Partnership’s knowledge are owned or controlled by Russian entities. Due to the recent Russian conflicts with Ukraine, the United States (“U.S.”), European Union (“E.U.”), Canada and other Western countries and organizations announced and enacted from February 2022 until the date of this report, numerous sanctions against Russia which have not expressly prohibited LNG shipping in the main trading routes of the Partnership’s vessels. The Partnership’s time charter contracts have therefore currently not been affected by the events in Russia and Ukraine sanctions imposed to date. As also discussed in Note 5, currently imposed sanctions, do not affect the Partnership’s compliance with terms imposed by its $675 Million Credit Facility.

The terms of two of the Partnership’s charter parties with counterparties owned or controlled by Russian entities, provide that following a sanctions event (as defined in the relevant charter parties, which is not triggered by the currently imposed sanctions) the parties may enter into discussions to evaluate certain options to remedy a sanctions event provided it remains lawful for the Partnership to enter into such discussions and for a suspension period of up to two years provided always that these options would not be contrary to the sanctions. During such suspension period the Partnership has the right to trade the vessel for its own account provided that it shall seek Charterers’ consent on fixtures for a duration of longer than six months, and Charterers have an option to purchase the vessel at a purchase price as agreed within the charter party provided that the execution of such purchase option would not be contrary to the sanctions. The terms of three of the Partnership’s charter parties with counterparties owned or controlled by Russian entities, do not provide specific clauses related to sanctions.

As there is currently uncertainty regarding the global impact of the conflict which is ongoing, it is possible that further developments in sanctions or escalation of the conflict will affect the Partnership’s ability to continue to employ five out of its six of its vessels to the current charterers and the suspension, termination or cancellation of such charter parties, could thus adversely affect the Partnership’s results of operation, cash flows and financial condition. The Partnership believes that despite the continuing uncertainty, in the event of suspension, termination, cancellation of any of these charters, it will be able to enter into replacement time charters acceptable to the lenders. Thus, the Partnership believes that it will be in a position to maintain sufficient cash generating capacity to cover its working capital needs and pay its installment obligations and be in compliance with all financial and non- financial covenants prescribed in its $675 Million Credit Facility, for the period ending twelve months after the issuance of the consolidated financial statements.

ii.	The Partnership has learned that, on April 6, 2022, the U.S. Department of the Treasury’s Office of Foreign Assets Control ("OFAC") designated Amsterdam Trade Bank NV (“ATB”) as a Specially Designated National (“SDN”) pursuant to Executive Order 14024. To the Partnership’s knowledge, ATB is among several lenders to its $675 Million Credit Facility. Furthermore, the Partnership has been notified by the Agent of the $675 Million Credit Facility that the facility has been blocked pursuant to Executive Order 14024 and as a result the Agent will not be able to discharge any payments to any of the Lenders until the issue is resolved.

The Partnership has not been restricted in meeting its repayment obligations by continuing to make payments of principal and/or interest to the Agent as required under the Facility Agreement and is in compliance with the terms of the Facility Agreement. The Agent and the Partnership are evaluating the alternative courses of action, in order to alleviate the sanctions effects to the facility agreement.